ADVANCED SERIES TRUST

AST Mid-Cap Value Portfolio

Supplement dated November 30, 2015 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust and the series thereof, the Portfolios) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST Mid-Cap Value Portfolio (the Mid-Cap Value Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus.

Paul VeZolles, CFA, General Partner at WEDGE Capital Management, LLP (WEDGE), the subadviser to the Mid-Cap Value Portfolio, has announced his intention to retire effective December 31, 2015. Mr. VeZolles currently serves as the Co-Lead Analyst at WEDGE responsible for the Mid-Cap Value Portfolio. Brian J. Pratt, CFA is the other Co-Lead Analyst at WEDGE responsible for the Mid-Cap Value Portfolio.

After Mr. VeZolles retires, the Mid-Cap Value Portfolio will continue to be managed by the same team of research analysts that currently manages the Mid-Cap Value Portfolio, other than Mr. VeZolles, and Mr. Pratt will become the sole Lead Analyst.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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